Ares Dynamic Credit Allocation Fund, Inc. Schedule of Investments September 30, 2021 (Unaudited) (in thousands, except shares, percentages and as otherwise noted)

	Principal Amount(a)	Value (a)
Senior Loans 41.7% (b)(c)(d)
Capital Goods 6.2%
CP Atlas Buyer, Inc., 1st Lien Term Loan, 11/23/2027 (e)	$1,250	$1,245
MI Windows and Doors, LLC, 1st Lien Term Loan, 1M LIBOR + 3.75%, 4.50%, 12/18/2027	2,201	2,204
Osmosis Buyer, Ltd., 1st Lien Term Loan, 07/31/2028 (e)	449	450
Osmosis Buyer, Ltd., 1st Lien Term Loan, (Great Britain), 1M LIBOR + 4.00%, 4.50%, 07/31/2028	£3,594	3,604
Peraton Corp., 1st Lien Term Loan, 1M LIBOR + 3.75%, 4.50%, 02/01/2028 (e)	2,312	2,313
Tank Holding Corp., 1st Lien Term Loan, 03/26/2026 (e)	3,430	3,433
Traverse Midstream Partners, LLC, 1st Lien Term Loan, 1M LIBOR + 5.50%, 6.50%, 09/27/2024	2,789	2,789
Tutor Perini Corp., 1st Lien Term Loan, 12M LIBOR + 4.75%, 5.75%, 08/18/2027	4,001	4,004
USIC Holdings, Inc., 2nd Lien Term Loan, 1M LIBOR + 6.50%, 7.25%, 05/14/2029	1,050	1,063
VC GB Holdings I Corp., 2nd Lien Term Loan, 3M LIBOR + 6.75%, 7.25%, 07/23/2029 (e)	2,500	2,507
		23,612
Commercial & Professional Services 0.9%
Deerfield Dakota Holding, LLC, 2nd Lien Term Loan, 1M LIBOR + 6.75%, 7.50%, 04/07/2028	3,250	3,347
Consumer Durables & Apparel 1.5%
DEI Sales, Inc., 1st Lien Term Loan, 1M LIBOR + 5.50%, 6.25%, 04/28/2028 (f)	2,484	2,460
MSG National Properties, LLC, 1st Lien Term Loan, 3M LIBOR + 6.25%, 7.00%, 11/12/2025 (f)	3,236	3,308
		5,768
Consumer Services 3.9%
Alterra Mountain Co., 1st Lien Term Loan, 1M LIBOR + 3.50%, 4.00%, 08/17/2028	2,079	2,071
Equinox Holdings, Inc., 1st Lien Term Loan, 3M LIBOR + 3.00%, 4.00%, 03/08/2024	1,741	1,609
Equinox Holdings, Inc., 1st Lien Term Loan, 3M LIBOR + 9.00%, 10.00%, 03/08/2024	2,469	2,463
Gems Menasa Cayman, Ltd., 1st Lien Term Loan, (Cayman Islands), 6M LIBOR + 5.00%, 6.00%, 07/31/2026	2,826	2,826
Raptor Acquisition Corp., 1st Lien Term Loan, (Canada), 3M LIBOR + 4.00%, 4.75%, 11/01/2026 (e)	2,666	2,674
Whatabrands, LLC, 1st Lien Term Loan, 1M LIBOR + 3.25%, 3.75%, 08/03/2028	3,432	3,427
		15,070
Diversified Financials 3.0%
Chrome Bidco, 1st Lien Term Loan, (France), 05/24/2028 (e)	€2,854	3,304
Constellation Automotive, Ltd., 1st Lien Term Loan, (Great Britain), 07/28/2028 (e)	£2,500	2,888
Delta TopCo, Inc., 2nd Lien Term Loan, 3M LIBOR + 7.25%, 8.00%, 12/01/2028	3,825	3,852
LBM Acquisition, LLC, 1st Lien Term Loan, 3M LIBOR + 3.75%, 4.50%, 12/17/2027	1,671	1,655
Mozart Debt Merger Sub, Inc., 1st Lien Term Loan, 09/30/2028 (e)(f)(g)	1,503	(7)
		11,692
Energy 0.8%
Oryx Midstream Services Permian Basin, LLC, 1st Lien Term Loan, 10/05/2028 (e)(f)	2,903	2,889
Food & Beverage 1.2%
Quirch Foods Holdings, LLC, 1st Lien Term Loan, 1M LIBOR + 4.75%, 5.75%, 10/27/2027	2,792	2,801
Woof Holdings, Inc., 2nd Lien Term Loan, 3M LIBOR + 7.25%, 8.00%, 12/21/2028	1,635	1,648
		4,449
Healthcare Equipment & Services 3.6%
FC Compassus, LLC, 1st Lien Term Loan, 3M LIBOR + 4.25%, 5.00%, 12/31/2026	1,985	1,986
Mamba Purchaser, Inc., 1st Lien Term Loan, 09/29/2028 (e)	885	884
Mamba Purchaser, Inc., 1st Lien Term Loan, 09/29/2029 (e)	1,218	1,218
MED ParentCo, LP, 1st Lien Term Loan, 1M LIBOR + 4.25%, 4.33%, 08/31/2026	3,491	3,481
Medline Industries, Inc., 1st Lien Term Loan, 07/28/2022 (e)(f)	3,586	3,586
Medline Industries, Inc., 1st Lien Term Loan, 07/29/2022 (e)(f)	3,160	3,160
		14,315
Insurance 0.5%
Hyperion Refinance S.a.r.l., 1st Lien Term Loan, (Luxembourg), 11/12/2027 (e)	€2,000	1,996

Ares Dynamic Credit Allocation Fund, Inc. Schedule of Investments (continued) September 30, 2021 (Unaudited) (in thousands, except shares, percentages and as otherwise noted)

	Principal Amount(a)	Value (a)
Senior Loans 41.7% (b)(c)(d) (continued)
Materials 3.9%
Aruba Investments, Inc., 2nd Lien Term Loan, 3M LIBOR + 7.75%, 8.50%, 11/24/2028	$4,278	$4,289
DCG Acquisition Corp., 1st Lien Term Loan, 09/30/2026 (e)(f)	2,000	2,000
Enviva Holdings, LP, 1st Lien Term Loan, 1M LIBOR + 5.50%, 6.50%, 02/17/2026 (f)	3,674	3,655
Kouti B.V., 1st Lien Term Loan, (Netherlands), 3.75%, 07/01/2028 (e)	€3,235	3,740
Pretium PKG Holdings, Inc., 1st Lien Term Loan, 10/02/2028 (e)	1,200	1,201
Pretium PKG Holdings, Inc., 2nd Lien Term Loan, 10/01/2029 (e)(f)(g)	4,370	11
		14,896
Media & Entertainment 0.7%
Renaissance Holding Corp., 2nd Lien Term Loan, 05/29/2026 (e)	2,500	2,504

Software & Services 11.8%
Applied Systems, Inc., 2nd Lien Term Loan, 3M LIBOR + 5.50%, 6.25%, 09/19/2025	3,707	3,752
Asurion, LLC, 2nd Lien Term Loan, 1M LIBOR + 5.25%, 5.33%, 01/31/2028	3,295	3,284
Bock Capital Bidco B.V., 1st Lien Term Loan (Netherlands), 1M EURIBOR + 4.00%, 4.00%, 06/29/2028	€3,000	3,479
Eastman Chemical Co., 1st Lien Term Loan, 08/12/2028 (e)(f)	4,750	4,726
Epicor Software Corp., 2nd Lien Term Loan, 1M LIBOR + 7.75%, 8.75%, 07/31/2028	1,252	1,285
eResearch Technology, Inc., 1st Lien Term Loan, 1M LIBOR + 4.50%, 5.50%, 02/04/2027	3,479	3,494
Huskies Parent, Inc., 1st Lien Term Loan, 07/31/2026 (e)	700	699
Hyland Software, Inc., 2nd Lien Term Loan, 1M LIBOR + 6.25%, 7.00%, 07/07/2025	1,890	1,907
Idera, Inc., 2nd Lien Term Loan, 3M LIBOR + 6.75%, 7.50%, 03/02/2029	2,857	2,857
Informatica, LLC, 2nd Lien Term Loan, 7.13%, 02/25/2025 (e)	1,883	1,907
Ivanti Software, Inc., 1st Lien Term Loan, 12/01/2025 (f)(g)	250	(2)
Ivanti Software, Inc., 1st Lien Term Loan, 3M LIBOR + 4.75%, 5.75%, 12/01/2027	1,052	1,054
Ivanti Software, Inc., 2nd Lien Term Loan, 3M LIBOR + 8.50%, 9.50%, 12/01/2028	1,750	1,744
MA FinanceCo., LLC, 1st Lien Term Loan, 3M LIBOR + 4.25%, 5.25%, 06/05/2025	1,619	1,627
Magenta Buyer, LLC, 1st Lien Term Loan, 07/27/2028 (e)	3,500	3,499
Milano Acquisition Corp., 1st Lien Term Loan, 3M LIBOR + 4.00%, 4.75%, 10/01/2027 (e)	5,229	5,236
Proofpoint, Inc., 2nd Lien Term Loan, 3M LIBOR + 6.25%, 6.75%, 08/31/2029 (e)(f)	4,783	4,831
		45,379
Technology Hardware & Equipment 0.4%
Sorenson Communications, LLC, 1st Lien Term Loan, 3M LIBOR + 5.50%, 6.25%, 03/17/2026	1,409	1,416

Transportation 3.3%
AAdvantage Loyalty IP, Ltd., 1st Lien Term Loan, 3M LIBOR + 4.75%, 5.50%, 04/20/2028	3,846	3,975
Air Canada, 1st Lien Term Loan (Canada), 3M LIBOR + 3.50%, 4.25%, 08/11/2028	2,030	2,036
Grab Holdings, Inc., 1st Lien Term Loan, (Singapore), 3M LIBOR + 4.50%, 5.50%, 01/29/2026	4,404	4,440
SkyMiles IP, Ltd., 1st Lien Term Loan, 3M LIBOR + 3.75%, 4.75%, 10/20/2027	2,000	2,126
		12,577
Total Senior Loans (Cost: $158,747)		159,910

Corporate Bonds 72.9%
Automobiles & Components 2.8%
Adient U.S., LLC, 9.00%, 04/15/2025 (d)	1,175	1,269
Clarios Global, LP, 8.50%, 05/15/2027 (d)	3,125	3,324
Ford Motor Co., 8.50%, 04/21/2023	3,920	4,312
Ford Motor Co., 9.00%, 04/22/2025	1,625	1,953
		10,858
Banks 0.2%
PennyMac Financial Services, Inc., 5.75%, 09/15/2031 (d)	603	602

Capital Goods 8.1%
Artera Services, LLC, 9.03%, 12/04/2025 (d)	6,119	6,639
Clarios Global, LP, (Canada), 6.75%, 05/15/2025 (d)	2,500	2,637
CP Atlas Buyer, Inc., 7.00%, 12/01/2028 (d)	2,750	2,757
Forterra Finance, LLC, 6.50%, 07/15/2025 (d)	3,000	3,210

Ares Dynamic Credit Allocation Fund, Inc. Schedule of Investments (continued) September 30, 2021 (Unaudited) (in thousands, except shares, percentages and as otherwise noted)

	Principal Amount(a)	Value (a)
Corporate Bonds 72.9% (continued)
Specialty Building Products Holdings, LLC, 6.38%, 09/30/2026 (d)	$3,918	$4,124
SSL Robotics, LLC, 9.75%, 12/31/2023 (d)	1,551	1,681
TransDigm, Inc., 8.00%, 12/15/2025 (d)	5,500	5,864
Tutor Perini Corp., 6.88%, 05/01/2025 (d)	1,000	1,023
Unifrax Escrow Issuer Corp., 5.25%, 09/30/2028 (d)	1,136	1,153
Unifrax Escrow Issuer Corp., 7.50%, 09/30/2029 (d)	2,000	2,050
		31,138
Commercial & Professional Services 0.4%
Covanta Holding Corp., 6.00%, 01/01/2027	1,500	1,555

Consumer Durables & Apparel 0.9%
Century Communities, Inc., 6.75%, 06/01/2027 (d)	3,000	3,202

Consumer Services 5.8%
Caesars Entertainment, Inc., 6.25%, 07/01/2025 (d)	3,250	3,422
Caesars Entertainment, Inc., 8.13%, 07/01/2027 (d)	2,773	3,116
Gems Menasa Cayman, Ltd., (United Arab Emirates), 7.13%, 07/31/2026 (d)	1,000	1,025
MGM Resorts International, 6.00%, 03/15/2023	1,000	1,057
MGM Resorts International, 6.75%, 05/01/2025	3,750	3,952
MGM Resorts International, 7.75%, 03/15/2022	2,178	2,232
Mohegan Gaming & Entertainment, 8.00%, 02/01/2026 (d)	2,000	2,084
Six Flags Theme Parks, Inc., 7.00%, 07/01/2025 (d)(h)	5,000	5,325
		22,213
Diversified Financials 7.5%
Constellation Automotive Financing PLC, (Great Britain), 4.88%, 07/15/2027	£2,500	3,343
Diebold Nixdorf Dutch Holding B.V., (Netherlands), 9.00%, 07/15/2025	€1,700	2,134
Enviva Partners, LP, 6.50%, 01/15/2026 (d)	3,185	3,295
ITT Holdings, LLC, 6.50%, 08/01/2029 (d)	4,000	4,035
LBM Acquisition, LLC, 6.25%, 01/15/2029 (d)	1,500	1,499
Modulaire Global Finance PLC, (Great Britain), 3M EURIBOR + 6.25%, 6.25%, 02/15/2023 (c)(d)	£2,000	2,321
Modulaire Global Finance PLC, (Great Britain), 8.00%, 02/15/2023 (d)	£2,000	2,042
Mozart Debt Merger Sub, Inc., 3.88%, 04/01/2029 (d)(h)	1,500	1,500
Mozart Debt Merger Sub, Inc., 5.25%, 10/01/2029 (d)(h)	5,201	5,201
Vertical Holdco GmbH, (Germany), 7.63%, 07/15/2028 (d)	3,139	3,343
		28,713
Energy 13.6%
Blue Racer Midstream, LLC, 6.63%, 07/15/2026 (d)	3,751	3,920
Blue Racer Midstream, LLC, 7.63%, 12/15/2025 (d)	2,744	2,967
DCP Midstream Operating, LP, 8.13%, 08/16/2030	3,000	4,050
EQT Corp., 6.63%, 02/01/2025	1,035	1,185
EQT Corp., 7.50%, 02/01/2030	4,500	5,792
EQT Midstream Partners, LP, 6.00%, 07/01/2025 (d)	1,250	1,370
EQT Midstream Partners, LP, 6.50%, 07/01/2027 (d)	1,250	1,406
EQT Midstream Partners, LP, 6.50%, 07/15/2048	3,000	3,435
Exterran Energy Solutions, LP, 8.13%, 05/01/2025	1,500	1,432
Laredo Petroleum, Inc., 9.50%, 01/15/2025	3,250	3,368
Laredo Petroleum, Inc., 10.13%, 01/15/2028	1,250	1,352
NGL Energy Operating, LLC, 7.50%, 02/01/2026 (d)	3,095	3,153
Occidental Petroleum Corp., 8.88%, 07/15/2030	3,500	4,754
Tallgrass Energy Partners, LP, 7.50%, 10/01/2025 (d)	5,522	5,978
Western Midstream Operating, LP, 6.50%, 02/01/2050	1,625	1,912
Williams Cos., Inc., 8.75%, 03/15/2032	4,000	6,110
		52,184
Food & Staples Retailing 0.9%
Albertsons Cos., Inc., 7.50%, 03/15/2026 (d)	1,500	1,620

Ares Dynamic Credit Allocation Fund, Inc. Schedule of Investments (continued) September 30, 2021 (Unaudited) (in thousands, except shares, percentages and as otherwise noted)

	Principal Amount(a)	Value (a)
Corporate Bonds 72.9% (continued)
Iceland Bondco PLC, (Great Britain), 4.38%, 05/15/2028	£1,500	$1,794
		3,414
Food & Beverage 2.1%
JBS USA LUX S.A., 6.75%, 02/15/2028 (d)	5,000	5,425
Triton Water Holdings, Inc., 6.25%, 04/01/2029 (d)	2,500	2,541
		7,966
Healthcare Equipment & Services 1.9%
HCA, Inc., 7.69%, 06/15/2025	3,500	4,207
Tenet Healthcare Corp., 7.50%, 04/01/2025 (d)	3,000	3,184
		7,391
Materials 7.0%
Crown Cork & Seal Co., Inc., 7.38%, 12/15/2026	4,350	5,372
First Quantum Minerals, Ltd., (Canada), 6.88%, 03/01/2026 (d)	1,250	1,300
First Quantum Minerals, Ltd., (Canada), 6.88%, 10/15/2027 (d)	2,500	2,646
First Quantum Minerals, Ltd., (Canada), 7.25%, 04/01/2023 (d)	1,375	1,399
Owens-Brockway Glass Container, Inc., 6.38%, 08/15/2025 (d)	2,877	3,186
Owens-Brockway Glass Container, Inc., 6.63%, 05/13/2027 (d)	2,172	2,332
Trident TPI Holdings, Inc., 9.25%, 08/01/2024 (d)	5,750	6,043
Tronox, Inc., 6.50%, 05/01/2025 (d)	4,247	4,458
		26,736
Media & Entertainment 6.5%
Altice Financing S.A., (Luxembourg), 5.75%, 08/15/2029 (d)	€4,915	4,778
Belo Corp., 7.75%, 06/01/2027	500	584
Belo Corp., 7.25%, 09/15/2027	6,000	6,975
CSC Holdings, LLC, 7.50%, 04/01/2028 (d)	5,500	5,944
Gray Television, Inc., 7.00%, 05/15/2027 (d)	3,000	3,217
Univision Communications, Inc., 6.63%, 06/01/2027 (d)	3,000	3,259
		24,757
Real Estate 1.7%
Brookfield Property, Inc., 4.50%, 04/01/2027 (d)	4,324	4,275
Realogy Group, LLC, 9.38%, 04/01/2027 (d)	2,000	2,198
		6,473
Retailing 0.7%
Bath & Body Works, Inc., 6.63%, 10/01/2030 (d)	1,000	1,135
Bath & Body Works, Inc., 9.38%, 07/01/2025 (d)	1,151	1,462
		2,597
Software & Services 2.4%
CommScope Technologies, LLC, 6.00%, 06/15/2025 (d)	3,750	3,804
Leidos, Inc., 7.13%, 07/01/2032	2,500	3,406
Sabre GLBL, Inc., 7.38%, 09/01/2025 (d)	1,860	1,986
		9,196
Technology Hardware & Equipment 3.7%
Dell International, LLC, 6.02%, 06/15/2026	2,350	2,794
Dell International, LLC, 6.10%, 07/15/2027	1,500	1,860
Diebold Nixdorf, Inc., 9.38%, 07/15/2025 (d)	2,427	2,656
Seagate HDD Cayman, (Cayman Islands), 5.75%, 12/01/2034	5,950	6,962
		14,272
Telecommunication Services 2.2%
Altice France Holding S.A., (Luxembourg), 10.50%, 05/15/2027 (d)(h)	€2,000	2,180

Ares Dynamic Credit Allocation Fund, Inc. Schedule of Investments (continued) September 30, 2021 (Unaudited) (in thousands, except shares, percentages and as otherwise noted)

	Principal Amount(a)	Value (a)
Corporate Bonds 72.9% (continued)
Altice France S.A., (France), 5.50%, 10/15/2029 (d)(h)	€2,055	$2,034
Altice France S.A., (France), 7.38%, 05/01/2026 (d)	€1,642	1,704
Altice France S.A., (France), 8.13%, 02/01/2027 (d)	€769	828
Sprint Corp., 7.63%, 03/01/2026	1,425	1,724
		8,470
Transportation 2.1%
Mileage Plus Holdings, LLC, 6.50%, 06/20/2027 (d)	1,053	1,145
Uber Technologies, Inc., 7.50%, 05/15/2025 (d)	4,000	4,264
Uber Technologies, Inc., 7.50%, 09/15/2027 (d)	1,000	1,092
Uber Technologies, Inc., 8.00%, 11/01/2026 (d)	1,500	1,585
		8,086
Utilities 2.4%
CQP Holdco, LP, 5.50%, 06/15/2031 (d)	4,500	4,786
NRG Energy, Inc., 5.75%, 01/15/2028	1,000	1,064
NRG Energy, Inc., 6.63%, 01/15/2027	238	246
Vistra Operations Co., LLC, 5.63%, 02/15/2027 (d)	3,000	3,105
		9,201
Total Corporate Bonds (Cost: $266,302)		279,024

Collateralized Loan Obligations 49.8% (d)(f)
Collateralized Loan Obligations - Debt 33.4% (c)
AMMC CLO XI, Ltd., (Cayman Islands), 3M LIBOR + 5.80%, 5.93%, 04/30/2031	2,000	1,895
AMMC CLO XI, Ltd., (Cayman Islands), 3M LIBOR + 7.95%, 8.08%, 04/30/2031	500	449
AMMC CLO XXII, Ltd., (Cayman Islands), 3M LIBOR + 5.50%, 5.63%, 04/25/2031	3,000	2,846
Apidos CLO XX, Ltd., (Cayman Islands), 3M LIBOR + 8.70%, 8.83%, 07/16/2031	850	783
Atlas Senior Loan Fund VII, Ltd., (Cayman Islands), 3M LIBOR + 8.05%, 8.17%, 11/27/2031	1,550	1,270
Bain Capital Credit CLO, Ltd. 2016-2, (Cayman Islands), 3M LIBOR + 7.04%, 7.17%, 01/15/2029	2,000	1,980
Bain Capital Credit CLO, Ltd. 2017-2, (Cayman Islands), 3M LIBOR + 6.50%, 7.00%, 07/25/2034	3,000	2,970
Bain Capital Credit CLO, Ltd. 2019-2, (Cayman Islands), 3M LIBOR + 6.32%, 6.32%, 10/17/2032 (h)	2,500	2,475
Bain Capital Credit CLO, Ltd. 2020-1, (Cayman Islands), 3M LIBOR + 8.25%, 8.38%, 04/18/2033	3,000	3,045
Bain Capital Credit CLO, Ltd. 2021-5, (Cayman Islands), 3M LIBOR + 6.50%, 6.50%, 10/23/2034 (h)	2,000	2,000
Barings CLO, Ltd. 2020-I, (Cayman Islands), 3M LIBOR + 6.65%, 6.65%, 10/15/2036 (h)	1,000	1,000
Canyon Capital CLO, Ltd. 2018-1, (Cayman Islands), 3M LIBOR + 5.75%, 5.88%, 07/15/2031	750	715
Carlyle Global Market Strategies CLO, Ltd. 2017-1, (Cayman Islands), 3M LIBOR + 6.00%, 6.13%, 04/20/2031	3,000	2,780
Cedar Funding CLO II, Ltd., (Cayman Islands), 3M LIBOR + 7.30%, 7.43%, 04/20/2034	1,750	1,737
CIFC Funding, Ltd. 2015-2A, (Cayman Islands), 3M LIBOR + 6.81%, 6.94%, 04/15/2030	1,500	1,501
CIFC Funding, Ltd. 2019-4A, (Cayman Islands), 3M LIBOR + 6.60%, 6.60%, 10/15/2034 (h)	1,500	1,500
CIFC Funding, Ltd. 2021-VI, (Cayman Islands), 3M LIBOR + 6.25%, 6.25%, 10/15/2034 (h)	2,000	2,000
Crestline Denali CLO XIV, Ltd., (Cayman Islands), 3M LIBOR + 6.35%, 6.49%, 10/23/2031	2,000	1,823
Crestline Denali CLO XV, Ltd., (Cayman Islands), 3M LIBOR + 7.35%, 7.48%, 04/20/2030	3,875	3,558
Denali Capital CLO XII, Ltd., (Cayman Islands), 3M LIBOR + 5.90%, 6.03%, 04/15/2031	5,000	4,468
Dryden 26 Senior Loan Fund, (Cayman Islands), 3M LIBOR + 5.54%, 5.67%, 04/15/2029	2,000	1,969
Dryden 40 Senior Loan Fund, (Cayman Islands), 3M LIBOR + 5.75%, 5.87%, 08/15/2031	3,000	2,939
Dryden 45 Senior Loan Fund, (Cayman Islands), 3M LIBOR + 5.85%, 5.98%, 10/15/2030	3,000	2,935
Dryden 85 CLO, Ltd., (Cayman Islands), 3M LIBOR + 6.50%, 6.50%, 10/15/2035 (h)	2,000	2,000
Elmwood CLO I, Ltd., (Cayman Islands), 3M LIBOR + 7.71%, 7.84%, 10/20/2033	3,000	3,038
Elmwood CLO II, Ltd., (Cayman Islands), 3M LIBOR + 6.80%, 6.93%, 04/20/2034	1,500	1,515
Elmwood CLO III, Ltd., (Cayman Islands), 3M LIBOR + 6.50%, 6.50%, 10/20/2034 (h)	1,750	1,750
Elmwood CLO VIII, Ltd., (Cayman Islands), 3M LIBOR + 6.00%, 6.13%, 01/20/2034	1,000	1,001
Elmwood CLO VIII, Ltd., (Cayman Islands), 3M LIBOR + 8.00%, 8.13%, 01/20/2034	1,000	997
Highbridge Loan Management, Ltd. 2013-2, (Cayman Islands), 3M LIBOR + 8.25%, 8.38%, 10/20/2029	2,250	1,999
Highbridge Loan Management, Ltd. 2014-4, (Cayman Islands), 3M LIBOR + 7.36%, 7.49%, 01/28/2030	2,000	1,787
ICG U.S. CLO, Ltd. 2018-2, (Cayman Islands), 3M LIBOR + 5.75%, 5.89%, 07/22/2031	1,200	1,122
Invesco CLO, Ltd., (Cayman Islands), 3M LIBOR + 6.15%, 6.23%, 07/15/2034	1,000	996
LCM XVII, LP, (Cayman Islands), 3M LIBOR + 6.00%, 6.13%, 10/15/2031	3,750	3,485

Ares Dynamic Credit Allocation Fund, Inc. Schedule of Investments (continued) September 30, 2021 (Unaudited) (in thousands, except shares, percentages and as otherwise noted)

	Principal Amount(a)	Value (a)
Collateralized Loan Obligations 49.8% (d)(f) (continued)
LCM XXIII, Ltd., (Cayman Islands), 3M LIBOR + 7.05%, 7.18%, 10/20/2029	$3,000	$2,885
Madison Park Funding XIV, Ltd., (Cayman Islands), 3M LIBOR + 7.77%, 7.91%, 10/22/2030	2,500	2,196
Madison Park Funding XXVI, Ltd., (Cayman Islands), 3M LIBOR + 6.50%, 6.63%, 07/29/2030	1,500	1,500
Madison Park Funding XXXII, Ltd., (Cayman Islands), 3M LIBOR + 6.20%, 6.34%, 01/22/2031	3,000	2,987
Madison Park Funding XXXV, Ltd., (Cayman Islands), 3M LIBOR + 6.10%, 6.23%, 04/20/2032	1,500	1,500
Madison Park Funding XXXVII, Ltd., (Cayman Islands), 3M LIBOR + 6.15%, 6.29%, 07/15/2033	1,000	999
Magnetite XIX, Ltd., (Cayman Islands), 3M LIBOR + 6.40%, 6.53%, 04/17/2034	2,000	2,003
Northwoods Capital XII-B, Ltd., (Cayman Islands), 3M LIBOR + 5.79%, 5.90%, 06/15/2031	2,000	1,826
Oak Hill Credit Partners X-R, Ltd., (Cayman Islands), 3M LIBOR + 6.25%, 6.38%, 04/20/2034	1,500	1,502
Oaktree CLO, Ltd. 2019-2, (Cayman Islands), 3M LIBOR + 6.77%, 6.90%, 04/15/2031	2,000	1,919
OHA Credit Funding 3, Ltd., (Cayman Islands), 3M LIBOR + 6.25%, 6.40%, 07/02/2035	1,000	1,000
OHA Credit Funding 9, Ltd., (Cayman Islands), 3M LIBOR + 6.25%, 6.43%, 07/19/2035	1,000	1,000
OHA Credit Partners VII, Ltd., (Cayman Islands), 3M LIBOR + 6.25%, 6.38%, 02/20/2034	3,000	3,003
OHA Credit Partners XI, Ltd., (Cayman Islands), 3M LIBOR + 7.90%, 8.03%, 01/20/2032	2,750	2,530
OHA Credit Partners XII, Ltd., (Cayman Islands), 3M LIBOR + 5.45%, 5.59%, 07/23/2030	1,500	1,448
OZLM XI, Ltd., (Cayman Islands), 3M LIBOR + 7.00%, 7.13%, 10/30/2030	2,750	2,676
Signal Peak CLO VII, Ltd., (Cayman Islands), 3M LIBOR + 6.89%, 7.02%, 04/30/2032	1,000	1,000
Sixth Street CLO XVI, Ltd., (Cayman Islands), 3M LIBOR + 6.15%, 6.15%, 10/20/2034 (h)	1,250	1,250
Steele Creek CLO, Ltd. 2015-1, (Cayman Islands), 3M LIBOR + 8.85%, 8.98%, 05/21/2029	3,000	2,562
Tallman Park CLO, Ltd., (Cayman Islands), 3M LIBOR + 6.35%, 6.51%, 04/20/2034	2,000	2,000
TCI-Flatiron CLO, Ltd. 2018-1, (Cayman Islands), 3M LIBOR + 6.15%, 6.28%, 01/29/2032	3,000	2,979
TCI-Symphony CLO, Ltd. 2017-1, (Cayman Islands), 3M LIBOR + 6.45%, 6.58%, 07/15/2030	2,100	2,052
TICP CLO VI, Ltd. 2016-2, (Cayman Islands), 3M LIBOR + 6.25%, 6.38%, 01/15/2034	2,250	2,226
TICP CLO XIII, Ltd., (Cayman Islands), 3M LIBOR + 6.20%, 6.33%, 04/15/2034	1,250	1,246
Trestles CLO, Ltd. 2017-1, (Cayman Islands), 3M LIBOR + 6.25%, 6.38%, 04/25/2032	1,000	995
Venture XXIV CLO, Ltd., (Cayman Islands), 3M LIBOR + 6.72%, 6.85%, 10/20/2028	700	662
Venture XXVII CLO, Ltd., (Cayman Islands), 3M LIBOR + 6.35%, 6.48%, 07/20/2030	2,025	1,849
Venture XXXVI CLO, Ltd., (Cayman Islands), 3M LIBOR + 6.92%, 7.05%, 04/20/2032	2,000	1,873
Vibrant CLO X, Ltd., (Cayman Islands), 3M LIBOR + 6.19%, 6.32%, 10/20/2031	3,000	2,790
Voya CLO, Ltd. 2013-3, (Cayman Islands), 3M LIBOR + 5.90%, 6.03%, 10/18/2031	2,750	2,579
Voya CLO, Ltd. 2015-3, (Cayman Islands), 3M LIBOR + 6.20%, 6.33%, 10/20/2031	3,000	2,723
		128,088
Collateralized Loan Obligations - Equity 16.4%
AIMCO CLO XI, Ltd., (Cayman Islands), 16.43%, 10/15/2031	1,881	1,754
Allegro CLO V, Ltd., (Cayman Islands), 12.17%, 10/16/2030	2,000	1,014
Allegro CLO VII, Ltd., (Cayman Islands), 12.38%, 07/15/2031	3,500	2,072
AMMC CLO XXI, Ltd., (Cayman Islands), 9.26%, 11/02/2030	500	281
Atlas Senior Loan Fund III, Ltd., (Cayman Islands), 11/17/2027	1,800	249
Bain Capital Credit CLO, Ltd. 2020-2, (Cayman Islands), 18.12%, 07/19/2034	1,250	1,035
Bardot CLO, Ltd., (Cayman Islands), 15.75%, 10/22/2032	500	434
Canyon Capital CLO, Ltd. 2019-1, (Cayman Islands), 11.81%, 04/15/2032	1,000	756
Carlyle Global Market Strategies CLO, Ltd. 2017-3, (Cayman Islands), 9.25%, 07/20/2029	1,750	875
Carlyle Global Market Strategies CLO, Ltd. 2018-3, (Cayman Islands), 12.76%, 10/15/2030	3,223	1,936
Cedar Funding CLO IV, Ltd., (Cayman Islands), 13.31%, 07/23/2030	3,160	1,889
Cedar Funding CLO V, Ltd., (Cayman Islands), 16.69%, 07/17/2031	2,546	2,192
Cedar Funding CLO VIII, Ltd., (Cayman Islands), 9.57%, 10/17/2034	2,930	1,723
CIFC Funding, Ltd. 2018-5A, (Cayman Islands), 16.61%, 01/15/2032	375	275
CIFC Funding, Ltd. 2020-3A, (Cayman Islands), 18.96%, 10/20/2031	1,750	1,755
CIFC Funding, Ltd. 2021-5A, (Cayman Islands), 10.05%, 07/15/2034	2,250	2,059
Elmwood CLO XI, Ltd., (Cayman Islands), 12.29%, 10/20/2034	1,200	1,193
Halcyon Loan Advisors Funding, Ltd. 2017-1, (Cayman Islands), 14.49%, 06/25/2029	1,750	870
ICG U.S. CLO, Ltd. 2018-2, (Cayman Islands), 16.42%, 07/22/2031	3,500	2,470
ICG U.S. CLO, Ltd. 2021-1, (Cayman Islands), 14.24%, 04/17/2034	2,000	1,697
LCM XIII, LP, (Cayman Islands), 1.08%, 07/19/2027	2,175	603
LCM XV, LP, (Cayman Islands), 17.12%, 07/20/2030	5,875	1,595
LCM XXIII, Ltd., (Cayman Islands), 2.97%, 10/20/2029	3,100	1,254
Madison Park Funding XII, Ltd., (Cayman Islands), 07/20/2026	4,000	1,227

Ares Dynamic Credit Allocation Fund, Inc. Schedule of Investments (continued) September 30, 2021 (Unaudited) (in thousands, except shares, percentages and as otherwise noted)

	Principal Amount(a)	Value (a)
Collateralized Loan Obligations 49.8% (d)(f) (continued)
Madison Park Funding XXII, Ltd., (Cayman Islands), 7.75%, 01/15/2033	$4,000	$3,091
Madison Park Funding XXXI, Ltd., (Cayman Islands), 14.54%, 01/23/2048	2,000	1,641
Madison Park Funding XXXII, Ltd., (Cayman Islands), 25.35%, 01/22/2048	2,000	1,706
Magnetite XXVIII, Ltd., (Cayman Islands), 15.25%, 10/25/2031	2,500	2,235
Oaktree CLO, Ltd. 2015-1, (Cayman Islands), 10/20/2027	4,000	1,263
Oaktree CLO, Ltd. 2018-1, (Cayman Islands), 12.56%, 10/20/2030	4,250	2,339
OHA Credit Partners VII, Ltd., (Cayman Islands), 15.77%, 02/20/2034	2,672	1,711
OHA Credit Partners XVI, (Cayman Islands), 12.29%, 10/18/2034	1,635	1,439
OHA Loan Funding, Ltd. 2016-1, (Cayman Islands), 15.38%, 01/20/2033	3,250	2,584
OZLM XXI, Ltd., (Cayman Islands), 11.62%, 01/20/2031	1,750	1,012
RR 19, Ltd., (Cayman Islands), 12.29%, 10/15/2035 (h)	2,350	2,101
Signal Peak CLO V, Ltd., (Cayman Islands), 13.59%, 04/25/2031	2,568	1,718
Signal Peak CLO VIII, Ltd., (Cayman Islands), 15.26%, 04/20/2033	4,000	3,639
Voya CLO, Ltd. 2017-2, (Cayman Islands), 7.88%, 06/07/2030	1,000	567
Wellfleet CLO, Ltd. 2018-3, (Cayman Islands), 13.10%, 01/20/2032	3,000	2,118
Wellman Park CLO, Ltd., (Cayman Islands), 10.05%, 07/15/2034	5,000	2,260
Wellman Park CLO, Ltd., (Cayman Islands), 10.05%, 07/15/2034	2,500	—
West CLO, Ltd. 2013-1, (Cayman Islands), 11/07/2025	500	1
		62,633
Total Collateralized Loan Obligations (Cost: $196,499)		190,721

	Shares
Warrants 0.0% (d)(f)(i)
Media & Entertainment 0.0%
Affinion Holdings, Common Stock Warrants	7,874	—

Total Warrants (Cost: $3,922)		—

Total Investments - 164.4% (Cost: $625,470)		$629,655
Liabilities in Excess of Other Assets - (64.4%)		(246,695)
Net Assets - 100.0%		$382,960

Footnotes:
(a)	Investment holdings in foreign currencies are converted to U.S. Dollars using period end spot rates. All investments are in United States enterprises and all principal amounts are shown in U.S. Dollars unless otherwise noted.
(b)	Variable rate loans bear interest at a rate that may be determined by reference to either the London Interbank Offered Rate ("LIBOR") or an alternate base rate such as the Euro Interbank Offered Rate ("EURIBOR") at the borrower's option. Stated interest rates in this schedule represents the “all-in” rate as of September 30, 2021.
(c)	Variable rate coupon rate shown as of September 30, 2021.
(d)	All of Ares Dynamic Credit Allocation Fund, Inc. (the "Fund") Senior Loans, Collateralized Loan Obligations, Warrants and Corporate Bonds exempt from registration under Rule 144A, which as of September 30, 2021 represented 140.7% of the Fund's net assets or 81.5% of the Fund's total assets, are subject to legal restrictions on sales.
(e)	This loan or a portion of this loan represents an unsettled loan purchase. The interest rate will be determined at the time of settlement and will be based upon a spread plus the applicable reference rate determined at the time of purchase.
(f)	Investments whose values were determined using significant unobservable inputs (Level 3) (See Note 3 of the Notes to the Schedule of Investments).
(g)	As of September 30, 2021, the Fund had entered into the following commitments to fund various revolving and delayed draw senior secured and subordinated loans. Such commitments are subject to the satisfaction of certain conditions set forth in the documents governing these loans and there can be no assurance that such conditions will be satisfied. See Note 2 of the Notes to the Schedule of Investments for further information on revolving and delayed draw loan commitments.

Unfunded Security	Total revolving and delayed draw loan commitments	Less: drawn commitments	Total undrawn commitments
Ivanti Software, Inc.	$250	$-	$250
Mozart Debt Merger Sub, Inc.	1,503	-	1,503
Pretium PKG Holdings, Inc.	4,370	-	4,370
Total	$6,123	$-	$6,123

Ares Dynamic Credit Allocation Fund, Inc. Schedule of Investments (continued) September 30, 2021 (Unaudited) (in thousands, except shares, percentages and as otherwise noted)

(h)	When-Issued or delayed delivery security based on typical market settlement convention for such security.
(i)	Non-income producing security as of September 30, 2021.

As of September 30, 2021, the aggregate cost of securities for Federal income tax purposes was $625,655. Unrealized appreciation and depreciation on investments for Federal income tax purposes are as follows:

Gross unrealized appreciation	$19,547
Gross unrealized depreciation	(15,547)
Net unrealized appreciation	$4,000

Abbreviations:
144A	Certain conditions for public sale may exist. Unless otherwise noted, these securities are deemed to be liquid.
CLO	Collateralized Loan Obligation

Abbreviations:
€	Euro Currency
£	British Pounds
$	U.S. Dollars

Ares Dynamic Credit Allocation Fund, Inc.

Notes to Schedule of Investments

September 30, 2021 (Unaudited)

(in thousands, except per share data, percentages and as otherwise noted)

(1) Organization

Ares Dynamic Credit Allocation Fund, Inc. (NYSE: ARDC) ("ARDC" or "Fund") is a corporation incorporated under the laws of the State of Maryland and registered with the Securities and Exchange Commission (the "SEC") under the Investment Company Act of 1940, as amended (the "Investment Company Act"), as a closed-end, diversified, management investment company, and intends to qualify each year to be treated as a Regulated Investment Company ("RIC"), under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”"). The Fund commenced operations on November 27, 2012.

The Fund’s investment objective is to seek an attractive risk adjusted level of total return, primarily through current income and, secondarily, through capital appreciation. The Fund seeks to achieve its investment objective by investing primarily in a broad, dynamically managed portfolio of (i) senior secured loans ("Senior Loans") made primarily to companies whose debt is rated below investment grade, (ii) corporate bonds ("Corporate Bonds") that are primarily high yield issues rated below investment grade, (iii) other fixed-income instruments of a similar nature that may be represented by derivatives, and (iv) securities issued by entities commonly referred to as collateralized loan obligations ("CLOs") and other asset-backed securities. The Fund’s investments in CLOs may include investments in subordinated tranches of CLO securities. The Adviser will dynamically allocate the Fund’s portfolio among investments in the various targeted credit markets, to seek to manage interest rate and credit risk and the duration of the Fund’s portfolio. Under normal market conditions, the Fund will not invest more than (i) 45% of its Managed Assets in CLOs and other asset-backed securities, or (ii) 15% of its Managed Assets in subordinated (or residual) tranches of CLO securities. Prior to July 2020, the Fund could not invest more than (i) 40% of its Managed Assets in CLOs and other asset-backed securities, or (ii) 10% of its Managed Assets in subordinated (or residual) tranches of CLO securities. "Managed Assets" means the total assets of the Fund (including any assets attributable to any preferred shares that may be issued or to indebtedness) minus the Fund’s liabilities other than liabilities relating to indebtedness.

The Fund is externally managed by Ares Capital Management II LLC (the "Adviser") pursuant to an investment and advisory and management agreement. The Adviser was registered as an investment adviser with the SEC under the Investment Advisers Act of 1940 (the “Advisers Act”) on June 9, 2011 and serves as the investment adviser to the Fund. The Adviser oversees the management of the Fund's activities and is responsible for making investment decisions for the Fund's portfolio. Ares Operations LLC, a subsidiary of Ares Management Corporation, provides certain administrative and other services necessary for the Fund to operate.

(2) Significant Accounting Policies

Basis of Presentation

The accompanying schedule of investments have been prepared on an accrual basis of accounting in conformity with U.S. generally accepted accounting principles ("GAAP"), and includes the accounts of the Fund. The Fund is an investment company following accounting and reporting guidance in Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC") Topic 946, Financial Services — Investment Companies.

Cash and Cash Equivalents

Cash and cash equivalents include funds from time to time deposited with financial institutions. Cash and cash equivalents are carried at cost, which approximates fair value.

Concentration of Credit Risk

The Fund places its cash and cash equivalents with financial institutions and, at times, cash held in money market accounts may exceed the Federal Deposit Insurance Corporation insured limit.

Ares Dynamic Credit Allocation Fund, Inc.

Notes to Schedule of Investments (continued)

September 30, 2021 (Unaudited)

(in thousands, except per share data, percentages and as otherwise noted)

Investment Transactions

Investment transactions are accounted for on the trade date and all investments in securities are recorded at their fair value. See Note 3 for more information on the Fund's valuation process. Realized gains and losses are reported on the specific identification method without regard to unrealized gains or losses previously recognized, and include investments charged off during the period, net of recoveries. Unrealized gains or losses primarily reflect the change in investment values, including the reversal of previously recorded unrealized gains or losses when gains or losses are realized.

Interest Income Recognition

Interest income is recorded on an accrual basis and includes the accretion of discounts, amortization of premiums and payment-in-kind ("PIK") interest. Discounts from and premiums to par value on investments purchased are accreted/amortized into interest income over the life of the respective security using the effective yield method. To the extent loans contain PIK provisions, PIK interest, computed at the contractual rate specified in each applicable agreement, is accrued and recorded as interest income and added to the principal balance of the loan. PIK interest income added to the principal balance is generally collected upon repayment of the outstanding principal. The amortized cost of investments represents the original cost adjusted for any accretion of discounts, amortization of premiums and PIK interest.

Loans are generally placed on non-accrual status when principal or interest payments are past due 30 days or more or when there is reasonable doubt that principal or interest will be collected in full. Accrued and unpaid interest is generally reversed when a loan is placed on non-accrual status. Interest payments received on non-accrual loans may be recognized as income or applied to principal depending upon the Fund’s judgment regarding collectability. Non-accrual loans are restored to accrual status when past due principal and interest are paid or there is no longer any reasonable doubt that such principal or interest will be collected in full and, in the Fund's judgment, are likely to remain current. The Fund may make exceptions to this policy if the loan has sufficient collateral value (i.e., typically measured as enterprise value of the portfolio company) or is in the process of collection.

CLO equity investments recognize investment income by utilizing an effective interest methodology based upon an effective yield to maturity utilizing projected cash flows, as required by ASC Topic 325-40, Beneficial Interest in Securitized Financial Assets.

Foreign Currency Transactions

Amounts denominated in foreign currencies are translated into U.S. dollars on the following basis: (i) investments and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based upon currency exchange rates effective on the date of valuation; and (ii) purchases and sales of investments and income and expense items denominated in foreign currencies are translated into U.S. dollars based upon currency exchange rates prevailing on transaction dates.

The Fund does not isolate that portion of the results of operations resulting from the changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. Such fluctuations are included within the net realized and unrealized gain (loss) on investments in the Statement of Operations.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates of securities transactions, and the difference between the amounts of income and expense items recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from the changes in fair values of assets and liabilities, other than investments in securities at period end, resulting from changes in exchange rates.

Investments in foreign companies and securities of foreign governments may involve special risks and considerations not typically associated with investing in U.S. companies and securities of the U.S. government. These risks include, among other things, revaluation of currencies, less reliable information about issuers, different transaction clearance and settlement practices, and potential future adverse political and economic developments. Moreover, investments in foreign companies and securities of foreign governments and their markets may be less liquid and their prices more volatile than those of comparable U.S. companies and the U.S. government.

Ares Dynamic Credit Allocation Fund, Inc.

Notes to Schedule of Investments (continued)

September 30, 2021 (Unaudited)

(in thousands, except per share data, percentages and as otherwise noted)

Commitments and Contingencies

In the normal course of business, the Fund's investment activities involve executions, settlement and financing of various transactions resulting in receivables from, and payables to, brokers, dealers and the Fund's custodian. These activities may expose the Fund to risk in the event that such parties are unable to fulfill contractual obligations. Management does not anticipate any material losses from counterparties with whom it conducts business. Consistent with standard business practice, the Fund enters into contracts that contain a variety of indemnifications, and is engaged from time to time in various legal actions. The maximum exposure of the Fund under these arrangements and activities is unknown. However, the Fund expects the risk of material loss to be remote.

Commitments to extend credit include loan proceeds the Fund is obligated to advance, such as delayed draws or revolving credit arrangements. Commitments generally have fixed expiration dates or other termination clauses. Unrealized gains or losses associated with unfunded commitments are recorded in the financial statements and reflected as an adjustment to the fair value of the related security in the Schedule of Investments. The par amount of the unfunded commitments is not recognized by the Fund until it becomes funded.

Use of Estimates in the Preparation of Financial Statements

The preparation of financial statements in conformity with GAAP requires the Adviser to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates and such differences may be material.

(3) Fair Value of Financial Instruments

The Fund follows the provisions of ASC 820-10, Fair Value Measurements and Disclosures ("ASC 820-10"), which among other matters, requires enhanced disclosures about investments that are measured and reported at fair value. ASC 820-10 defines fair value, establishes a framework for measuring fair value in accordance with GAAP and expands disclosure of fair value measurements. ASC 820-10 determines fair value to be the price that would be received for an investment in a current sale, which assumes an orderly transaction between market participants on the measurement date. ASC 820-10 requires the Fund to assume that the portfolio investment is sold in its principal market to market participants or, in the absence of a principal market, the most advantageous market, which may be a hypothetical market. Market participants are defined as buyers and sellers in the principal or most advantageous market that are independent, knowledgeable, and willing and able to transact. In accordance with ASC 820-10, the Fund has considered its principal market as the market in which the Fund exits its portfolio investments with the greatest volume and level of activity. ASC 820-10 specifies a hierarchy of valuation techniques based on whether the inputs to those valuation techniques are observable or unobservable. In accordance with ASC 820-10, these inputs are summarized in the three broad levels listed below:

• Level 1 — Valuations based on quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

• Level 2 — Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable either directly or indirectly.

• Level 3 — Valuations based on inputs that are unobservable and significant to the overall fair value measurement.

In addition to using the above inputs in investment valuations, the Fund continues to employ a valuation policy that is consistent with the provisions of ASC 820-10 (See Note 2 for more information). Consistent with the Fund's valuation policy, it evaluates the source of inputs, including any markets in which the Fund’s investments are trading (or any markets in which securities with similar attributes are trading), in determining fair value. The Fund’s valuation policy considers the fact that because there may not be a readily available market value for the investments in the Fund’s portfolio, therefore, the fair value of the investments may be determined using unobservable inputs.The investments classified as Level 1 or Level 2 are typically valued based on quoted market prices, forward foreign exchange rates, dealer quotations or alternative pricing sources supported by observable inputs. The Adviser obtains prices from independent pricing services which generally utilize broker quotes and may use various other pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data.

Ares Dynamic Credit Allocation Fund, Inc.

Notes to Schedule of Investments (continued)

September 30, 2021 (Unaudited)

(in thousands, except per share data, percentages and as otherwise noted)

The Adviser is responsible for all inputs and assumptions related to the pricing of securities. The Adviser has internal controls in place that support its reliance on information received from third-party pricing sources. As part of its internal controls, the Adviser obtains, reviews, and tests information to corroborate prices received from third-party pricing sources. For any security, if market or dealer quotations are not readily available, or if the Adviser determines that a quotation of a security does not represent a fair value, then the security is valued at a fair value as determined in good faith by the Adviser and will be classified as Level 3. In such instances, the Adviser will use valuation techniques consistent with the market or income approach to measure fair value and will give consideration to all factors which might reasonably affect the fair value.

Senior loans and corporate debt: The fair value of Senior Loans and Corporate Bonds is estimated based on quoted market prices, forward foreign exchange rates, dealer quotations or alternative pricing sources supported by observable inputs and are generally classified within Level 2 or 3. The Adviser obtains prices from independent pricing services which generally utilize broker quotes and may use various other pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data. If the pricing services are only able to obtain a single broker quote or utilize a pricing model the securities will be classified as Level 3. If the pricing services are unable to provide prices, the Adviser will attempt to obtain one or more broker quotes directly from a dealer and price such securities at the last bid price obtained; such securities are classified as Level 3.

Collateralized loan obligations: The fair value of CLOs is estimated based on various valuation models from third-party pricing services. The provided prices are checked using internally developed models. The valuation models generally utilize discounted cash flows and take into consideration prepayment and loss assumptions, based on historical experience and projected performance, economic factors, the characteristics and condition of the underlying collateral, comparable yields for similar securities and recent trading activity. These securities are classified as Level 3.

Common stock and warrants: The fair value of common stock and warrants are estimated using either broker quotes or an analysis of the enterprise value ("EV") of the portfolio company. Enterprise value means the entire value of the portfolio company to a market participant, including the sum of the values of debt and equity securities used to capitalize the enterprise at a point in time. The primary method for determining EV uses a multiple analysis whereby appropriate multiples are applied to the portfolio company's EBITDA (generally defined as net income before net interest expense, income tax expense, depreciation and amortization). EBITDA multiples are typically determined based upon review of market comparable transactions and publicly traded comparable companies, if any. The Fund may also employ other valuation multiples to determine EV, such as revenues. The second method for determining EV uses a discounted cash flow analysis whereby future expected cash flows of the portfolio company are discounted to determine a present value using estimated discount rates (typically a weighted average cost of capital based on costs of debt and equity consistent with current market conditions). The EV analysis is performed to determine the value of equity investments, the value of debt investments in portfolio companies where the Fund has control or could gain control through an option or warrant security, and to determine if there is credit impairment for debt investments. If debt investments are credit impaired, an EV analysis may be used to value such debt investments; however, in addition to the methods outlined above, other methods such as a liquidation or wind down analysis may be utilized to estimate enterprise value.

The following is a summary of inputs used as of September 30, 2021 in valuing the Fund's investments carried at fair value:

	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Senior Loans	$—	$129,293	$30,617	$159,910
Corporate Bonds	—	279,024	—	279,024
Collateralized Loan Obligations	—	—	190,721	190,721
Warrants	—	—	—	—
Total Investments	$—	$408,317	$221,338	$629,655

Ares Dynamic Credit Allocation Fund, Inc.

Notes to Schedule of Investments (continued)

September 30, 2021 (Unaudited)

(in thousands, except per share data, percentages and as otherwise noted)

The following is a reconciliation of the Fund’s investments in which significant unobservable inputs (Level 3) were used in determining fair value for the nine months ended September 30, 2021:

	Senior Loans	Collateralized Loan Obligations	Warrants	Total
Balance as of December 31, 2020	$15,675	$169,358	$—	$185,033
Purchases	28,821	59,437	—	88,258
Sales and principal redemptions	(11,736)	(47,760)	—	(59,496)
Net realized and unrealized gains	31	9,570	—	9,601
Accrued discounts/(premiums)	40	116	—	156
Transfers in to Level 3	248	—	—	248
Transfers out of Level 3	(2,462)	—	—	(2,462)
Balance as of September 30, 2021	$30,617	$190,721	$—	$221,338
Net change in unrealized gains/(losses) from investments held at September 30, 2021	$138	$7,598	$—	$7,736

Investments were transferred into and out of Level 3 during the nine months ended September 30, 2021. Transfers between Levels 2 and 3 were as a result of changes in the observability of significant inputs or available market data for certain portfolio companies.

The following table summarizes the quantitative inputs and assumptions used for investments in securities at fair value categorized as Level 3 in the fair value hierarchy as of September 30, 2021.

Type	Fair Value	Valuation Technique	Unobservable Input	Range	Weighted Average(a)
Senior Loans	$20,982	Broker Quotes and/or 3rd Party Pricing Services	N/A	N/A	N/A
Senior Loans	9,635	Other	Recent Transaction Price	$99.50 - $100.00	$99.85
Collateralized Loan Obligations	185,927	Broker Quotes and/or 3rd Party Pricing Services	N/A	N/A	N/A
Collateralized Loan Obligations	4,794	Other	Recent Transaction Price	$89.41 - $100.00	$95.21
Warrants	-	Enterprise Value Analysis — Adjusted NAV	EBITDA Multiplier	10x	10x
Total Level 3 Investments	$221,338

(a)  Weighted averages are calculated based on fair value of investments.

Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the investments may fluctuate from period to period. Additionally, the fair value of the investments may differ significantly from the values that would have been used had a ready market existed for such investments and may differ materially from the values that the Fund may ultimately realize. Further, such investments are generally subject to legal and other restrictions on resale or otherwise are less liquid than publicly traded securities. If the Fund was required to liquidate a portfolio investment in a forced or liquidation sale, it could realize significantly less than the value at which the Fund has recorded it.

In addition, changes in the market environment and other events that may occur over the life of the investments may cause the gains or losses ultimately realized on these investments to be different than the unrealized gains or losses reflected in the valuations currently assigned.